Exhibit 99.1      Pro Forma Financial Statements



Innovative Medical Services

Financial Statements

For the Two-Month and Eleven-Month Period Ended June 30, 2003

Statement Regarding Financial Information

The condensed consolidated financial statements of Innovative Medical Services (the "Company") included herein have been prepared by management, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information normally included in the consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States has been condensed or omitted pursuant to such rules and regulations; however, the Company believes that the disclosures are adequate to make the information presented not misleading. The Company recommends that you read the consolidated financial statements included herein in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002, filed with the Securities and Exchange Commission.

PRO FORMA
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
-----------------------------------------------------------------------------------------------------------
                                                                       June 30      Pro Forma
                                                                         2003      Adjustments    Adjusted
                                                                    ---------------------------------------
ASSETS
Current Assets
      Cash and cash equivalents                                       $ 34,589                    $ 34,589
      Accounts receivable, net of allowance for doubtful
           accounts of $ 39,000                                        294,855                     294,855
      Due from officers and employees                                   16,123                      16,123
      Interest receivable                                                    -       $ 35,000       35,000
      Inventories                                                      356,442                     356,442
      Note receivable (Secured by Trust Deed)                                -      2,000,000    2,000,000
      Prepaid expenses                                                  34,855                      34,855
                                                                     ---------                   ---------
           Total current assets                                        736,864                   2,771,864
                                                                     ---------                   ---------

Property, Plant and Equipment

      Property, plant and equipment                                    453,628                     453,628
                                                                     ---------                   ---------

           Total property, plant and equipment                         453,628                     453,628
                                                                     ---------                   ---------

Noncurrent Assets

      Deposits                                                           9,341                       9,341
      Patents and licenses                                           2,591,994                   2,591,994
                                                                     ---------                   ---------

           Total noncurrent assets                                   2,601,335                   2,601,335
                                                                     ---------                   ---------

      Total assets                                                 $ 3,791,826                 $ 5,826,826
                                                                   ===========                 ===========

LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities

      Accounts payable                                              $ 944,005                    $ 944,005
      Accrued liabilities                                             192,423                      192,423
      Notes Payable                                                         -         435,000      435,000
      Loans from shareholders                                         600,000                      600,000
                                                                     ---------                   ---------

           Total current liabilities                                1,736,428                    2,171,428
                                                                   -----------                   ---------

Stockholders' Equity

      Class A common stock, no par value: authorized
           50,000,000 shares, issued and outstanding
            12,594,088 at June 30, 2003                            14,758,203                   14,758,203
      Warrants: issued and outstanding 737,429
           warrants                                                   668,986                      668,986
      Accumulated deficit                                         (13,371,791)      1,600,000  (11,771,791)
                                                                  ------------                 -----------

           Total stockholders' equity                               2,055,397                    3,655,397
                                                                  ------------                 -----------

      Total liabilities and stockholders' equity                  $ 3,791,826                  $ 5,826,826
                                                                  ============                 ===========

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

PRO FORMA
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
------------------------------------------------------------------------------------------------------

                                                                Eleven Months              Two Months
                                                                    Ended                    Ended
                                                                  June 30                  June 30
                                                                    2003                      2003
                                                             --------------------    -----------------
Net revenues                                                    $ 2,405,634                $ 400,186
Cost of sales                                                     1,368,072                  176,409
                                                                  ----------                 -------

Gross profit                                                      1,037,563                  223,778
                                                                  ----------                 -------

Selling expenses                                                    516,720                   72,425
General and administrative expenses                               1,702,138                  283,080
Research and development                                            820,673                  130,182
Start-up costs                                                      635,376                        -

Total operating costs                                             3,674,907                  485,687
                                                                  ----------                 -------

Loss from operations                                             (2,637,344)                (261,909)
                                                                 -----------                ---------

Other income and (expense):
      Interest income                                                 1,332                        -
      Interest Expense                                              (89,765)                 (18,000)
                                                                    --------                 --------

Total other income (expense)                                        (88,433)                 (18,000)
                                                                    --------                 --------

Net loss                                                       $ (2,725,777)              $ (279,909)
                                                               =============              ===========


Net loss per common share, basic and diluted                        $ (0.29)                 $ (0.02)
                                                                    ========                 ========

                                                                                         -----------------

                                                                                           Eleven Months
                                                                                               Ended
PRO FORMA                                                                                     June 30
CONSOLIDATED STATEMENTS OF ACCUMULATED DEFICITS (Unaudited)                                     2003
-----------------------------------------------------------                              -----------------

Balance, beginning of period                                                              $ (10,646,014)

Net income (loss)                                                                            (2,725,777)
                                                                                             -----------

Balance, end of period                                                                    $ (13,371,791)
                                                                                          ==============


Innovative Medical Services
Notes to Consolidated Financial Statements


Note 1.  Organization and Summary of Significant Accounting Policies

This summary of significant accounting policies of Innovative Medical Services is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management who is responsible for their integrity and objectivity. These accounting policies conform to generally accepted accounting principles in the United States of America and have been consistently applied in the preparation of the financial statements. The financial statements are stated in United States of America dollars.

Organization and Business Activity

Innovative Medical Services was incorporated in San Diego, California on August 24, 1992 as a provider of pharmaceutical water purification products. Based on revenues, the Company's primary business is the sale and manufacture of residential and commercial water filtration systems. In addition, the Company produces, manufactures and licenses silver ion bioscience technologies (Axenohl and Axen) and produces products for the pesticide industry (Innovex).

In October of 1998, the Company formed a subsidiary, EXCOA Nevada to purchase the assets of Export Company of America, Inc. (EXCOA), a privately held Fort Lauderdale, Florida-based distributor of disposable medical, dental and veterinary supplies. The major asset of this company was its 45% interest in Ampromed Comercio Importacao E Exportacao Ltda (AMPROMED), a Rio de Janeiro-based import company that sells medical, dental and veterinary supplies and water filtration products to practitioners, retail outlets and government agencies. The Company acquired the remaining 55% interest in AMPROMED from a private individual and transferred it to EXCOA Nevada.

In December 1999, the Company incorporated NUTRIPURE.COM in the state of Nevada to pursue the creation of a health products e-commerce website. The Company discontinued operation of the website in January of 2002.

In November 2000, Innovative Medical Services acquired 100% of the stock of ETIH2O, Inc, a privately held technology corporation that developed Axenohl and is responsible for processing, and production of Axenohl and Axen. ETI-H2O is also responsible for all supervision of all research, studies, data and quality control of the Axenohl/Axen product line.

Basis of Presentation and Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Innovative Medical Services and its subsidiaries. All inter-company balances and transactions have been eliminated.

Revenue Recognition

Generally, the company recognizes income based upon concluded arrangements with customers and when all events have occurred by delivery or performance. Certain income is recognized upon shipment where the sale is made f.o.b. shipping point including sales to dealers and pharmacists. Customer acceptance provisions and installation procedures accompanying delivery are minor in nature, and the Company has not experienced any material expense in satisfying warranties and returns.

The Company has a program of providing financing to independent dealers for equipment of other manufacturers and not the Company's products. The Company receives funds from its primary lender and disperses the funds to the dealer, less a commission charged by the Company, upon completion of the contract. The Company records the commissions earned as revenues when received.

Most of the Company's chain customers have entered into multi-year contracts for the Customer Service Plan 2000. The CSP 2000 provides an extended warranty on Innovative Medical Services Fillmaster pharmacy products; significant discounts on maintenance item costs; free software upgrades for the Fillmaster 1000e and Scanmaster; automatic replacement filter shipments; and simplified, annual invoicing. When the customer buys a dispenser on the Customer Service Plan 2000 they agree to pay a fixed annual fee that covers replacement filters and parts. The filters should be replaced once a year. In order to match income with related costs (and for simplicity in accounting and billing) the Company bills the customer the annual fee, and recognizes the revenue, in the same month that it ships the replacement filters to the store. This is done one year after the store is added to the Plan and each year thereafter. Future warranty costs associated with the CSP 2000 Plan are discussed in Note 18.

Accounts Receivable

The Company sells on terms of cash or net 30 days. Invoices not paid within stated terms are considered delinquent. The Company analyzes its accounts receivable periodically and recognizes an allowance for doubtful accounts based on estimated collectibility. Individual accounts deemed uncollectible are charged to the allowance.

Stock-Based Compensation

The Company follows FASB Statement No. 123, 'Accounting for Stock-Based Compensation' ('FAS 123'). The provisions of FAS 123 allow companies to either expense the estimated fair value of stock options or to continue to follow the intrinsic value method set forth in APB Opinion 25, 'Accounting for Stock Issued to Employees' ('APB 25') but disclose the pro forma effects on net income (loss) had the fair value of the options been expensed. The Company has elected to continue to apply APB 25 in accounting for its stock option plans. For awards that generate compensation expense as defined under APB 25, the Company calculates the amount of expenses and recognizes the expense over the vesting period of the award.

In March 2000, the FASB issued FASB Interpretation No. 44, 'Accounting for Certain Transactions involving Stock Compensation' ('FIN 44'), which contains rules designed to clarify the application of APB 25. FIN 44 became effective on July 1, 2000 at which time the Company adopted it. The impact of the adoption of FIN 44 was not material to the earnings or financial position of the Company.

Depreciation Method

The cost of property, plant and equipment is depreciated on a straight-line basis over the estimated useful lives of the related assets. The useful lives of property, plant, and equipment for purposes of computing depreciation are:


Computers and equipment  7.0 years
Furniture and fixtures  10.0 years
Website  3.0 years
Vehicle  5.0 years to 7.0 years

Leasehold improvements are being depreciated over the life of the lease, which is equal to 120 months.

Long-Lived Assets

In accordance with Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 121, Accounting for Impairment of Long-Lived Assets, and for Long-Lived Assets to be Disposed, the Company periodically analyzes its intangible assets and long-lived assets for potential impairment, assessing the appropriateness of lives and recoverability of unamortized balances through measurement of undiscounted operation cash flows on a basis consistent with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

The carrying amounts for cash equivalents, receivables, and payables approximate fair value because of the short maturity, generally less than three months, of these instruments. The carrying value of the Company's line of credit approximates fair value since the current borrowing rates available for financing are similar in terms.

Recent Accounting Pronouncements

In July 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" ("SFAS 141") and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"). SFAS 141 requires all business combinations to be accounted for using the purchase method of accounting and is effective for all business combinations initiated after June 30, 2001. SFAS 142 requires goodwill to be tested for impairment under certain circumstances, and written off when impaired, rather than being amortized as previous standards required. SFAS 142 is effective for fiscal years beginning after December 15, 2001. Early application is permitted for entities with fiscal years beginning after March 15, 2001 provided that the first interim period financial statements have not been previously issued. The adoption of SFAS's 141 and142 did not have a material effect on the Company's operating results or financial condition.

Income Taxes

The Company records deferred taxes in accordance with Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes." The statement requires recognition of deferred tax assets and liabilities for temporary differences between the tax bases of assets and liabilities and the amounts at which they are carried in the financial statements, based upon the enacted tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Other

The Company's fiscal year end is July 31.

The Company paid no cash dividends during the periods presented.

Shipping and handling costs payable by the Company are charged to cost of sales.

Certain comparative figures have been reclassified to conform to the current year presentation.

All of the Company's assets are located in the United States.

Note 2. Pro-Forma Adjustments

The accompanying balance sheet reflects a pro-forma adjustment to effect a financing transaction that was completed subsequent to June 30, 2003 but is included to illustrate the Company's compliance with the stockholders' equity requirement for continued listing on the Nasdaq SmallCap Market.

On August 18, 2003 the Company acquired a $2,000,000 note receivable bearing interest at 10% per annum maturing on or before June 12, 2004 and carrying accrued interest of $35,000. The note is secured by a third lien deed of trust against approximately 33 acres of real property in Tuolumne County, California being developed as a retail shopping center. In exchange, the Company has agreed to issue 2,000,000 shares of common stock to an accredited investor (the holder of the note) and give back a note in the amount of $435,000 from the Company bearing an interest rate of 10% per annum all due and payable on June 12, 2004. The net receipt to the Company of $1,600,000 results in the sale of the 1,000,000 shares of common stock at $0.80 per share. The Company intends to liquidate or borrow against this note to help finance current operations within the next 30 days.

This note receivable is in exchange for the issuance of fully vested, nonforfeitable equity instruments to a party unrelated to the grantor, and that is fully secured by specific assets other than the equity instruments granted.

Note 3. Due from Employees (Related Parties)

At June 30, 2003, Due from Officers and Employees of $12,520 represents $0.00 due from officers and $12,520.00 represents amounts due from employees. All notes receivable are due and payable within one year. The carrying value of the notes, based on the terms at which those same loans would be made currently, approximate their fair value. All notes in excess of $10,000 have interest accrued at 6%. Advances to employees of amounts under $10,000 are not charged interest. The total of these loans to employees of under $10,000 was $0.00 at June 30, 2003.

Note 4. Loans from Shareholder The details relating to debt are as follows:

                                                                           June 30, 2003
                                                                            -------------
         Line of Credit (from shareholder) $600,000 line of credit, interest at 18% Due and payable October 17, 2003
         Secured by accounts receivable                                    $  600,000
         Current   maturities  of  notes  payable   included  in
         current liabilities                                                  600,000
                                                                           -------------

         Total long term debt                                              $  -
                                                                           -------------

The line of credit is secured against the entire assets of the Company excluding the Axenohl patent.

Note 5. Commitments

The Company has an employment contract with its Chief Executive
Officer/President which includes a provision for him to be paid an amount equal to 3% of the Company's net income before taxes, if any.

The Company has acquired the patent for Axenohl, a silver ion based technology (Note 7). In the purchase agreement the Company agreed to pay royalties in the amount of 5% of gross Axenohl sales until March 2018, the end of the life of the patent. There are minimum royalties due of $1,000,000 for the period of November 2001 to July 31, 2004 and for each fiscal year thereafter. Future minimum royalty payments required for each of the 5 succeeding years are as follows:

                             Year Ended July 31           Amount
                             ------------------           ------
                             2003                         $        0
                             2004                         $1,000,000
                             2005                         $1,000,000
                             2006                         $1,000,000
                             2007                         $1,000,000

The maximum royalty payments cannot be estimated because they are based on future sales.

Note 6. Equity and Common Stock

On August 30, 2002, 60,000 shares of common stock valued at $34,200 ($0.57 per share) were issued in exchange for a 1-year agreement for EPA regulatory consulting. On September 18, 2002, 120,000 shares valued at $68,400 ($0.57 per share) were issued in exchange for a 1-year consulting agreement to facilitate the identification and facilitation of sponsored research relationships and outlicensing opportunities for the Company. On September 18, 2002, 65,000 shares valued at $37,050 ($0.57 per share) were issued in exchange for a 1-year marketing and business development consulting agreement. On September 18, 2002, options on 135,000 shares were exercised.

During the quarter ended January 31, 2003 the Company conducted a $250,000 private placement in which the Company issued 833,332 shares of common stock to six accredited investors at a price of $0.30 per share. Fees connected with the offering consisted of commissions of $25,000 (10%), 135,106 shares of common stock valued at $58,096 ($0.43 per share), and 71,429 warrants to purchase common stock at $0.30 per share valued at $25,000 ($0.35 per share based on the Black Scholes Option Pricing Model assuming no dividend yield, volatility of 101.48% and a risk-free interest rate of 5.25%). On December 16, 2002, 200,000 shares of common stock valued at $88,000 ($0.44 per share) were issued for attorney fees incurred in connection with the acquisition of the Axenohl patent. Of this amount $70,600 was booked at the date of the patent acquisition. The Company also received $4,375 from the exercise of employee options during the quarter ended January 31, 2003.

During the quarter ended April 30, 2003 the Company conducted a $200,000 private placement in which the Company issued 400,000 shares of common stock to six accredited investors at a price of $0.50 per share. On December 16, 2002, 12,250 shares of common stock valued at $8,575 ($0.70 per share) were issued for attorney fees.

During the two month period ended June 30, 2003, the Company conducted a private placement of 120,000 shares of stock to three accredited investors for $60,000. In addition, the Company issued 135,107 shares of common stock in exchange for financial advising services.

Note 7. Patent Acquisition

On November 30, 2001, the Company acquired the patent for Axenohl, a silver ion based technology which is the basis for the Company's silver ion products. The Company previously licensed the use of this patent.

The Company purchased the patent for 700,000 shares of its common stock plus certain expenses. The Company valued the patent at $1,540,600 based on the market price of the stock exchanged. In addition, the Company agreed to pay royalties in the amount of 5% of gross Axenohl sales until March 2018, the end of the life of the patent. There are minimum royalties due of $1,000,000 for the period of November 2001 to July 31, 2004 and for each fiscal year thereafter. Innovative Medical Services has the right, in its sole and absolute discretion, to pay the minimum royalty in cash or in common stock at prevailing market prices. If the Company determines it does not wish to pay the minimum royalty payment, it has the option at any time to transfer the patent back to the prior owner rather than pay the minimum royalty.

Note 18. Subsequent Events

On July 24, 2003 the Company completed a Unit Purchase Agreement with a broker dealer. In the agreement the Company issued one unit comprised of (i) an unsecured note in the principal amount of $300,000 convertible into the Company's common stock and (ii) Common Stock Purchase Warrants to purchase 300,000 shares of common stock with an exercise price of $0.75. The note contained an initial conversion price equal to $0.50 per share of common stock with a reset provision at 180 days and at the one-year anniversary date of the note. The conversion price can be reset to 75% of the average closing bid prices of the Company's common stock for the 20 trading days immediately preceding the conversion date. The note is for one year payable on July 24, 2004 with interest on the unpaid balance at 10% per annum payable the last day of each calendar quarter commencing September 30, 2003. Interest due may be paid in shares of common stock at the option of the Company based on the average closing bid price of the stock at the end of each quarter. The warrants to purchase common stock were valied at $180,000 ($0.60 per share based on the Black Scholes Option Pricing Model assuming no dividend yield, volatility of 101.48% and a risk-free interest rate of 5.25%).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

INNOVATIVE MEDICAL SERVICES
(Registrant)


By /s/   Michael L. Krall
         --------------------
         Michael L. Krall,   President
         August 18, 2003